                                                                   EXHIBIT 99.01

                      First USA Credit Card Master Trust
                     Excess Spread Analysis - August 2001

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Series                                  1994-4           1994-6           1994-8           1995-2           1996-2           1996-4
Deal Size                               $870MM           $898MM           $602MM           $795MM           $723MM           $602MM
Expected Maturity                     11/15/01          1/15/02         11/15/01          3/15/02          6/10/03          8/10/06
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
Yield                                   19.03%           19.03%           19.05%           19.03%           19.03%           19.03%
Less:   Coupon                           4.08%            4.06%            3.87%            3.99%            3.98%            4.02%
        Servicing Fee                    1.50%            1.50%            1.50%            1.50%            1.50%            1.50%
        Net Credit Losses                6.08%            6.08%            6.08%            6.08%            6.08%            6.08%
Excess Spread:
        August-01                        7.36%            7.40%            7.60%            7.46%            7.48%            7.44%
        July-01                          5.85%            5.86%            5.78%            5.93%            5.99%            5.94%
        June-01                          4.57%            4.58%            4.65%            4.70%            4.72%            4.68%
Three Month Average Excess Spread        5.93%            5.95%            6.01%            6.03%            6.06%            6.02%

Delinquency:
        30 to 59 Days                    1.38%            1.38%            1.38%            1.38%            1.38%            1.38%
        60 to 89 Days                    0.94%            0.94%            0.94%            0.94%            0.94%            0.94%
        90+ Days                         1.77%            1.77%            1.77%            1.77%            1.77%            1.77%
        Total                            4.10%            4.10%            4.10%            4.10%            4.10%            4.10%

Payment Rate                            15.69%           15.69%           15.69%           15.69%           15.69%           15.69%


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Series                                  1996-6           1996-8           1997-1           1997-2           1997-3           1997-4
Deal Size                             $1,039MM           $482MM           $904MM           $602MM           $602MM           $602MM
Expected Maturity                     11/10/03          1/10/04          2/17/04          5/17/04          6/17/02          6/17/07
-----------------------------------------------------------------------------------------------------------------------------------

Yield                                   19.03%           19.03%           19.03%           19.03%           19.03%           19.03%
Less:   Coupon                           3.94%            3.92%            3.81%            3.83%            3.80%            3.92%
        Servicing Fee                    1.50%            1.50%            1.50%            1.50%            1.50%            1.50%
        Net Credit Losses                6.08%            6.08%            6.08%            6.08%            6.08%            6.08%
Excess Spread:
        August-01                        7.52%            7.53%            7.65%            7.63%            7.66%            7.54%
        July-01                          6.02%            6.04%            6.09%            6.06%            6.09%            5.97%
        June-01                          4.76%            4.79%            4.85%            4.82%            4.85%            4.73%
Three Month Average Excess Spread        6.10%            6.12%            6.19%            6.17%            6.20%            6.08%

Delinquency:
        30 to 59 Days                    1.38%            1.38%            1.38%            1.38%            1.38%            1.38%
        60 to 89 Days                    0.94%            0.94%            0.94%            0.94%            0.94%            0.94%
        90+ Days                         1.77%            1.77%            1.77%            1.77%            1.77%            1.77%
        Total                            4.10%            4.10%            4.10%            4.10%            4.10%            4.10%

Payment Rate                            15.69%           15.69%           15.69%           15.69%           15.69%           15.69%
===================================================================================================================================

                      First USA Credit Card Master Trust
                     Excess Spread Analysis - August 2001


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Series                                  1997-5       1997-6  (1)          1997-7           1997-8           1997-9           1998-1
Deal Size                               $783MM         $1,566MM           $602MM           $939MM           $602MM           $843MM
Expected Maturity                      8/17/04          7/17/02          9/17/04          9/17/07         10/17/04          5/18/03
-----------------------------------------------------------------------------------------------------------------------------------
Yield                                   19.03%           21.69%           19.03%           19.03%           19.03%           19.03%
Less:   Coupon                           4.08%            6.50%            3.81%            3.87%            3.78%            3.97%
        Servicing Fee                    1.50%            1.50%            1.50%            1.50%            1.50%            1.50%
        Net Credit Losses                6.08%            6.08%            6.08%            6.08%            6.08%            6.08%
Excess Spread:
        August-01                        7.38%            7.60%            7.65%            7.59%            7.68%            7.49%
        July-01                          5.83%            6.03%            6.08%            6.03%            6.11%            5.93%
        June-01                          4.61%            5.05%            4.84%            4.79%            4.87%            4.71%
Three Month Average Excess Spread        5.94%            6.23%            6.19%            6.13%            6.22%            6.04%

Delinquency:
        30 to 59 Days                    1.38%            1.38%            1.38%            1.38%            1.38%            1.38%
        60 to 89 Days                    0.94%            0.94%            0.94%            0.94%            0.94%            0.94%
        90+ Days                         1.77%            1.77%            1.77%            1.77%            1.77%            1.77%
        Total                            4.10%            4.10%            4.10%            4.10%            4.10%            4.10%

Payment Rate                            15.69%           15.69%           15.69%           15.69%           15.69%           15.69%


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Series                                  1998-4           1998-5           1998-6           1998-8           1998-9           1999-1
Deal Size                               $843MM           $783MM           $964MM           $602MM           $747MM         $1,205MM
Expected Maturity                      7/18/05          8/18/03          8/18/08          9/18/05          1/20/04          2/19/04
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Yield                                   19.03%           19.03%           19.03%           19.03%           19.03%           19.03%
Less:   Coupon                           3.78%            3.76%            4.01%            3.85%            5.35%            4.03%
        Servicing Fee                    1.50%            1.50%            1.50%            1.50%            1.50%            1.50%
        Net Credit Losses                6.08%            6.08%            6.08%            6.08%            6.08%            6.08%
Excess Spread:
        August-01                        7.68%            7.70%            7.44%            7.61%            6.11%            7.43%
        July-01                          6.10%            6.12%            5.89%            6.03%            4.75%            5.87%
        June-01                          4.87%            4.89%            4.67%            4.79%            3.65%            4.67%
Three Month Average Excess Spread        6.22%            6.24%            6.00%            6.14%            4.84%            5.99%

Delinquency:
        30 to 59 Days                    1.38%            1.38%            1.38%            1.38%            1.38%            1.38%
        60 to 89 Days                    0.94%            0.94%            0.94%            0.94%            0.94%            0.94%
        90+ Days                         1.77%            1.77%            1.77%            1.77%            1.77%            1.77%
        Total                            4.10%            4.10%            4.10%            4.10%            4.10%            4.10%

Payment Rate                            15.69%           15.69%           15.69%           15.69%           15.69%           15.69%
===================================================================================================================================

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                      First USA Credit Card Master Trust
                     Excess Spread Analysis - August 2001


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Series                                  1999-2           1999-3           1999-4           2001-1           2001-2           2001-3
Deal Size                               $602MM           $833MM           $595MM           $893MM          $1488MM           $750MM
Expected Maturity                      2/21/06          4/19/04          5/20/02          1/19/06          3/19/04          3/20/06
------------------------------------------------------------------------------------------------------------------------------------
Yield                                   19.03%           19.03%           19.03%           19.03%           19.03%           19.03%
Less:   Coupon                           4.09%            4.03%            3.77%            3.86%            3.80%            3.86%
        Servicing Fee                    1.50%            1.50%            1.50%            1.50%            1.50%            1.50%
        Net Credit Losses                6.08%            6.08%            6.08%            6.08%            6.08%            6.08%
Excess Spread:
        August-01                        7.37%            7.43%            7.69%            7.60%            7.66%            7.60%
        July-01                          5.81%            5.87%            6.11%            6.03%            6.08%            6.02%
        June-01                          4.61%            4.67%            4.90%            4.81%            4.87%            4.81%
Three Month Average Excess Spread        5.93%            5.99%            6.23%            6.14%            6.20%            6.15%

Delinquency:
        30 to 59 Days                    1.38%            1.38%            1.38%            1.38%            1.38%            1.38%
        60 to 89 Days                    0.94%            0.94%            0.94%            0.94%            0.94%            0.94%
        90+ Days                         1.77%            1.77%            1.77%            1.77%            1.77%            1.77%
        Total                            4.10%            4.10%            4.10%            4.10%            4.10%            4.10%

Payment Rate                            15.69%           15.69%           15.69%           15.69%           15.69%           15.69%


-----------------------------------------------
Series                                  2001-4
Deal Size                               $714MM
Expected Maturity                      8/10/06
-----------------------------------------------

Yield                                   19.03%
Less:   Coupon                           3.94%
        Servicing Fee                    1.50%
        Net Credit Losses                6.08%
Excess Spread:
        August-01                        7.51%
        July-01                          6.01%
        June-01                          4.76%
Three Month Average Excess Spread        6.09%

Delinquency:
        30 to 59 Days                    1.38%
        60 to 89 Days                    0.94%
        90+ Days                         1.77%
        Total                            4.10%

Payment Rate                            15.69%
====================================================================================================================================